UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2006

SHEARSON FINANCIAL NETWORK, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-32745	88-0471353
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2470 St. Rose Parkway, Suite 314, Henderson, NV	89074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (702) 868-7900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K of Shearson Financial Network, Inc. (the "Company") filed on August 11, 2006, regarding the Company's acquisition of 85% of the issued and outstanding shares of common stock of Allstate Home Loans Inc. ("Allstate"), a California corporation . The sole purpose of this amendment is to provide the audited historical financial statements of the business acquired as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the original filing.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

A.   Financial Statements of Business Acquired

(i) The audited balance sheets of Allstate Home Loans, Inc., as of December 31, 2005 and the related consolidated statements of operations, stockholders' equity and cash flows, are attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(ii ) The audited balance sheets of Allstate Home Loans, Inc., as of December 31, 2004 and the related consolidated statements of operations, stockholders' equity and cash flows, are attached hereto as Exhibit 99.2 and is incorporated herein for reference.

(iii) The unaudited balance sheets of Allstate Funding as of July 31, 2006 and the related statements of operations, stockholders' equity and cash flows for the seven months ended July 31, 2006 are attached hereto as Exhibit 99.3 and is incorporated herein for reference.
.
B.   Pro Forma Financial Information

(i) Shearson Financial Network, Inc. consolidated unaudited pro forma combined financial information as of September 30, 2006, are attached hereto as Exhibit 99.4 and is incorporated herein for reference

C.   Exhibits

Listed below are all exhibits to this Current Report of Form 8-K/A.

Exhibit Number	Description

99.1	Allstate Home Loans Inc., Audited Financial Statements for December 31, 2005.

99.2	Allstate Home Loans Inc., Audited Financial Statements for December 31, 2004.

99.3	Allstate Home Loans Inc. unaudited financial statements for the seven months ended July 31, 2006.

99.4	Shearson Financial Network, Inc. and Subsidiaries Unaudited Pro Forma Combined Financial Information for the nine months ended September 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHEARSON FINANCIAL NETWORK, INC.

Date: February 12, 2007	By: /s/ Michael Barron
Michael Barron
Chief Executive Officer